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                                                                    EXHIBIT 10.3

                         REGISTRATION RIGHTS AGREEMENT

        REGISTRATION RIGHTS AGREEMENT, dated as of March 12, 2002 (the "Agreement") by and between AGHI FINANCE CO, LLC, a Delaware limited liability company ("AGHI") and HOLIDAY RV SUPERSTORES, INC., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

        WHEREAS pursuant to that certain Loan and Security Agreement, dated the date hereof, by and between the Company and AGHI (the "Loan Agreement"), AGHI has agreed to loan the Company the sum of $1,600,000 which loan is convertible into shares (the "Common Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock") in accordance with the provisions set forth therein;

        WHEREAS pursuant to the Loan Agreement, the Company issued to AGHI a warrant (the "Warrant") to purchase up to an aggregate of 1,800,000 shares (the "Common Shares") of Common Stock, subject to the terms and conditions set forth therein;

        WHEREAS pursuant to the Loan Agreement, AGHI has the right to convert the indebtedness of the Company to AGHI under the promissory note issued by the Company to AGHI into Common Shares; and

        WHEREAS pursuant to the Loan Agreement, the Company may elect to pay certain interest and fees payable under the Loan Agreement in Common Shares.

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Loan Agreement and this Agreement, the Company and AGHI agree as follows:

        1. CERTAIN DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Loan Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

        "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

        "Associate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

        "Closing" and "Closing Date" shall mean the funding of the loan contemplated by the Loan Agreement and the date on which such funding occurs.

        "Commission" or "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.


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        "Holder" and "Holders" shall include AGHI and any transferee or transferees of the Warrant, Common Shares or Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

        "Person" shall mean any individual, partnership, corporation, trust or other entity of any nature whatsoever.

        The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

        "Registrable Securities" shall mean: (i) the Common Shares or other securities issued or issuable to each Holder or its permitted transferee or designee upon exercise of the Warrant; (ii) the Common Shares issued to each Holder pursuant to Section 2.02, 2.05 or 2.07 of the Loan Agreement, (iii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to such Common Shares; and (iv) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities, whether or not such acquisition actually has been effected. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

        "Registration Expenses" shall mean all expenses incurred in connection with the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of all independent certified public accountants for the Company, blue sky fees and expenses, any fees and disbursements of underwriters (excluding discounts and commissions), the fees and expenses of any special experts retained in connection with the registration, and the reasonable fees and disbursements of, in each such registration, one counsel chosen by the Holders of at least a majority of the Registrable Securities, but excluding underwriting discounts, commissions and transfer taxes, if any, and fees and disbursements of counsel to Holders in addition to the one counsel per registration to be paid for by the Company. As used herein, the expression "Registration Expenses" also includes all internal expenses of the Company (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company, the expense and fees for listing the securities to be registered on any Securities Exchange, expenses incurred in obtaining any comfort letters, and all fees and expenses associated with filings required to be made with the NASD.

        "Registration Statement" shall have the meaning set forth in Section 2(a) herein.


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        "Regulation D" shall mean Regulation D as promulgated pursuant to the
Securities Act, and as subsequently amended.

        "Securities" means the Loan Agreement, the Warrant and the Common
Shares.

        "Securities Act" or "Act" shall mean the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended.

        "Selling Expenses" shall mean all underwriting discounts and commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Holders not included within "Registration Expenses".

        2. INCIDENTAL REGISTRATIONS.

                      (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. Each time the Company proposes to register its Common Stock under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, pursuant to a registration statement ("Registration Statement") on which it is permissible to register Registrable Securities for sale to the public under the Securities Act, it will give prompt written notice (which shall in any event be given not less than 30 days prior to the effective date of the Registration Statement) to all Holders of its intention to do so and of the Holders' rights under this Section 2. Upon the written request of any Holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof; provided that,
        (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration, the Company may, at its election, give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering by the Company (underwritten, at least in part, by Persons who are not Affiliates or Associates of the Company or any Holder), all Holders requesting to have Registrable Securities included in the Company's registration must sell their Registrable Securities to such underwriters who shall have been selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and contribution, as may be customary or appropriate in combined primary and secondary offerings.

                      (b) EXPENSES. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2, regardless of whether such registration statement becomes effective, and each Holder shall pay all Selling Expenses and transfer taxes, if any, relating to the sale or


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        disposition of such Holder's Registrable Securities pursuant to a
        Registration Statement effected pursuant to this Section 2.

                      (c) PRIORITY IN INCIDENTAL PRIMARY REGISTRATIONS. If a registration pursuant to this Section 2 involves an underwritten offering by the Company (as described in Section 2(a)(ii)) and the managing underwriter with respect to such offering advises the Company in writing that, in its opinion, the number of securities (including all Registrable Securities) which the Company, the Holders and any other persons intend to include in such registration exceeds the largest number of securities which can be sold in such offering without having an adverse effect on the offering of securities as contemplated by the Company (including the price at which the Company proposes to sell such securities), then the Company will include in such registration (i) first, all the securities the Company proposes to sell for its own account, (ii) second, the number of Registrable Securities which the Holders have requested to be included in such registration and which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, such reduced number of Registrable Securities to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

                      (d) PRIORITY IN INCIDENTAL SECONDARY REGISTRATIONS. If a registration pursuant to this Section 2 involves an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration exceeds the largest number of securities which can be sold in such offering without having an adverse effect on the offering of such securities (including the price at which such securities are proposed to be sold), the Company will include in such registration first, the securities requested to be included therein by the Holders requesting such registration and the Registrable Shares requested to be included in such registration, pro rata among the holders of such securities on the basis of the relative number of shares of Registrable Securities which are owned by such holders, and second, other securities requested to be included in such registration.

                      (e) SELECTION OF UNDERWRITERS. In connection with any registration pursuant to this Section 2, Holders holding at least a majority of the Registrable Securities requested to be registered shall have the right to select the managing underwriters (subject to the approval of the Company which shall not be unreasonably withheld or delayed) to administer any offering of the Company's securities in which the Company does not participate, and the Company will have such right in any offering in which it participates.

                      (f) CUSTODY AGREEMENT AND POWER OF ATTORNEY. Upon the Company's request, any Holder will execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Company with respect to the shares of Common Stock to be registered pursuant to this Section 2 (a "Custody Agreement and Power of Attorney"). The Custody Agreement and Power of


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        Attorney will provide, among other things, that the Holder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Common Stock (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Holder's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on the Holder's behalf with respect to the matters specified therein.

                      (g) OTHER AGREEMENTS. Each Holder agrees that it will execute such other agreements as the Company may reasonably request to further accomplish the purposes of this Section 2.

        3. MANDATORY REGISTRATION.

                      (a) REGISTRATION STATEMENT. The Company shall prepare and file with the SEC, by no later than December 1, 2002, a Registration Statement on Form S-3 or similar short-form registration statement to register for resale by the Holders all of the Registrable Securities. The Company will use its reasonable efforts to cause such Registration Statement to be declared effective on a date which is no later than the earlier of (x) five (5) days after notice by the SEC that it may be declared effective or (y) sixty (60) days after the filing of such Registration Statement. The Company will use its reasonable efforts to cause such Registration Statement to remain effective with respect to particular Securities until the earlier of the following: (w) such Securities shall have been disposed of in accordance with such Registration Statement, (x) such Securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act or may be so distributed within any three month period, (y) such Securities shall have been otherwise transferred, new certificates for them shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (z) such Securities shall have ceased to be outstanding. The registration effected pursuant to this Section 3(a) is referred to herein as the "Mandatory Registration."

                      (b) PAYMENT OF EXPENSES FOR MANDATORY REGISTRATION. The Company will pay all Registration Expenses in connection with the Mandatory Registration, regardless of whether the registration statement becomes effective, and each Holder shall pay all Selling Expenses and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Mandatory Registration.

                      (c) PRIORITY. If the Mandatory Registration is an underwritten public offering and the managing underwriters advise the Company in writing that in their opinion the inclusion of the number of Registrable Securities and other securities requested to be included (by the Company or others) creates a substantial risk that the price per Common Share will be reduced, the Company will include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters


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        can be sold without creating such a risk, pro rata among the respective
        Holders of Registrable Securities on the basis of the number of Registrable Securities owned by such Holders, with further successive pro rata allocations among the Holders of Registrable Securities if any such holder of Registrable Securities has requested the registration of less than all such Registrable Securities it is entitled to register.

                      (d) RESTRICTIONS. The Company may postpone or suspend for up to 90 days the filing or the effectiveness (but not the preparation) of a registration statement for the Mandatory Registration if the Board of Directors of the Company reasonably and in good faith determines that such filing or effectiveness would require a disclosure of a material fact that would have a material adverse effect on the Company or any plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction. In order to postpone or suspend the filing or effectiveness of a registration statement pursuant to this
        Section 3(d), the Company shall promptly (but in any event within ten days), upon determining to seek such postponement or suspension, deliver to each Holder of Registrable Securities a certificate signed by an executive officer of the Company stating that the Company is postponing such filing pursuant to this Section 3(d) and a general statement of the reason for such postponement and an approximation of the anticipated delay.

                      (e) SELECTION OF UNDERWRITERS. The Holders of at least a majority of the Registrable Securities included in the Mandatory Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld or delayed.

                      (f) OTHER AGREEMENTS. Each Holder agrees that it will execute such other agreements as the Company may reasonably request to further accomplish the purposes of this Section 3.

        4. HOLDBACK AGREEMENTS.

                      (a) HOLDERS' AGREEMENTS. Each Holder agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities or make any demand for registration under Sections 2 hereof, during the seven days prior to, and during the 90 days following, the effective date of any underwritten registration pursuant to Section 2 in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree. Nothing herein shall prevent a Holder that is a partnership from making a distribution of Registrable Securities to its partners, a Holder that is a trust from making a distribution of Registrable Securities to its beneficiaries or a Holder that is a company from making a distribution of Registrable Securities to its stockholders, provided that the transferees of such Registrable Securities agree to be bound by the provisions of this Agreement to the extent the transferor would be so bound.


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                      (b) COMPANY'S AGREEMENTS. The Company agrees (i) not to
        effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and during the 90 days following, the effective date of any underwritten registration pursuant to Section 2 (except as part of such underwritten registration or pursuant to registrations on Form S-8 or S-4 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, (ii) to use commercially reasonable efforts to cause each holder of at least 5% (on a fully diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree, and (iii) if requested by the underwriters managing the registered public offering, to use all reasonable efforts to cause each other holder of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Company at any time (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

        5. REGISTRATION PROCEDURES.

        If and whenever the Company is required to use its reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

                      (a) furnish to each Holder of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus and prospectus supplement, as applicable), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

                      (b) use its reasonable efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 5(b), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;


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                      (c) use its reasonable efforts to cause such Registrable
        Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

                      (d) notify each Holder of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                      (e) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of
        Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                      (f) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                      (g) make available for inspection by representatives of the Holders of the Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                      (h) cause all such Registrable Securities to be (i) listed on each securities exchange on which similar securities issued by the Company are then listed, (ii) authorized to be quoted and/or listed (to the extent applicable) on the NASD Automated Quotation System or The Nasdaq National Market if the Registrable Securities so qualify, or
        (iii) if no similar securities issued by the Company are then listed on a securities exchange, a securities exchange selected by the holders of at least a majority of the Registrable Securities included in such registration;


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                      (i) at least forty eight (48) hours prior to the filing of any registration statement or prospectus, or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Securities and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of at least a majority of the Registrable Securities being registered shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable laws;

                      (j) at the request of any seller of such Registrable Securities in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Securities, covering such matters as such underwriters and sellers may reasonably request, including such matters as are customarily furnished in connection with an underwritten offering and (ii) a letter or letters from the independent certified public accountants of the Company addressed to the underwriters and the sellers of Registrable Securities, covering such matters as such underwriters and sellers may reasonably request, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Company included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act;

                      (k) make generally available to the Company's securityholders an earnings statement satisfying the provisions of
        Section 11(a) of the Securities Act no later than thirty days after the end of the twelve month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover such twelve month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K, and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

                      (l) if requested by the managing underwriter or any seller promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;


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                      (m) cooperate with each seller and each underwriter
        participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                      (n) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act; and

                      (o) notify each seller of Registrable Securities promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information.

        The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

        Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 5(d), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(d), and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

        6. INDEMNIFICATION.

                      (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 2 or Section 3, the Company hereby indemnifies and agrees to hold harmless, to the extent permitted by law, each Holder of Registrable Securities covered by such registration statement, each affiliate of such Holder and their respective directors and officers or general and limited partners (and the directors, officers, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated


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        therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises solely out of or is based solely upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in strict conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 6(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished to the Indemnified Party sufficient copies thereof for purposes of such delivery. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and shall survive the transfer of such securities by such Holder.

                      (b) INDEMNIFICATION BY THE HOLDERS AND UNDERWRITERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with
        Section 2 herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective Holder of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) the Company, all other prospective Holders or any underwriter, as the case may be, and any of their respective affiliates, directors, officers and controlling Persons, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to the Company by such Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing, but only to the extent such untrue statement or omission is contained in any information so furnished in writing by such Holder specifically for inclusion in the registration statement or prospectus and provided, further, that such liability will be limited to the net amount received by such seller from the sale of the

        Registrable Securities pursuant to such registration statement and provided, further, that such seller of Registrable Securities shall not be liable in any such case to the extent that, prior to the filing of any such registration statement, prospectus, amendment thereof, or supplement thereto, such seller has furnished in writing to the Company information expressly for use in such registration statement, prospectus, amendment thereof, or supplement thereto that corrected or made not misleading the information previously furnished to the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such Holder.

                      (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 6(a) or 6(b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such indemnified party's reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such indemnified party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such indemnified party in such action, it being understood, however, that the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (and not more than one separate firm of local counsel at any time for all such indemnified parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                      (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in this Section 6 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

                      (e) CONTRIBUTION. If recovery is not available under the foregoing indemnification provisions of this Section 6 for any reason other than as expressly specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission and any other equitable considerations appropriate under the circumstances. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one Person for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 6(e). The amount paid or payable by an Indemnified Party as a result of the losses, liabilities, claims, damages, or expenses (or actions in respect thereafter referred to above) shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or, except as provided in Section 6(a), defending any such action or claim. Notwithstanding the provisions of this Section 6(e), no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any Registrable Securities exceeds the amount of damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, related to such sale of Registrable Securities. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 6(e) to contribute shall be several in proportion to the amount of Registrable Securities registered by them and not joint. If indemnification is available under this Section 6, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Sections 6(c) and 6(d) without regard to the relative fault of such Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Section 6(e) subject, in the case of the Holders, to the limited dollar amounts get forth herein.

                      (f) NON-EXCLUSIVITY. The obligations of the parties under this Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

                      (g) SURVIVAL. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and will survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified Person for contribution to such Person in the event the Company's indemnification is unavailable for any reason.

        7. AGHI REPRESENTATIONS AND COVENANTS.

               AGHI represents, warrants and covenants to the Company that on the date hereof, as of the Closing Date and as of the date of any conversion of indebtedness into Common Shares, exercise of the Warrants or any transfer of Registrable Securities by AGHI:

                      (a) AGHI is an "accredited investor" within the meaning of Regulation D under the Securities Act, and is acquiring the Securities for investment for AGHI's own account, and not with a view to distribution subject, nevertheless, to any requirement of law that the disposition of AGHI's property shall at all times be within AGHI's control. AGHI has such knowledge and experience in financial and business matters that AGHI is capable of evaluating the merits and risks of purchasing the Securities. AGHI is aware that AGHI may be required to bear the economic risk of an investment in the Securities for an indefinite period, and it is able to do so. AGHI acknowledges (i) that the Securities being acquired by AGHI are not being registered under the Securities Act on the grounds that (A) the offer and sale of the Securities are exempt from registration under Section 4(2) of the Securities Act as not involving any public offering and (B) such issuance is exempt from registration under Rule 506 of Regulation D and
        (ii) the Company's reliance on such exemptions is predicated in part on the representations made to the Company by AGHI in this Section 7.

                      (b) AGHI acknowledges and agrees that until one year after the conclusion of the transactions contemplated hereby, an offer or sale of the Securities within the United States may violate the registration requirements of the Securities Act if such offer or sale is made otherwise than pursuant to an effective registration statement under the Securities Act. AGHI acknowledges that the exemption from registration provided by Rule 144 may not be available to a resale of the Securities by AGHI.

                      (c) AGHI has reviewed the Company's documents filed with the Securities Exchange Commission and has had an opportunity to make such inquiries of management of the Company and has received such answers and information as AGHI has requested.

                      (d) So long as AGHI beneficially Securities which if converted or exercised together with any other Company securities beneficially owned by AGHI or its Affiliates that in the aggregate represent more than ten (10%) of the outstanding shares of the Common Stock after giving effect to such conversion and exercise, AGHI agrees to execute and deliver such market stand-off or lock-up agreements as the managing underwriter(s) for the Company's underwritten public offering(s) shall reasonably request in connection with such offering(s), in such customary form and in such manner as shall be reasonably requested by such managing underwriters; provided that the lock-up period shall not exceed 90 days and all of the officers and directors of the Company also sign such agreement. The agreement contained in this clause (d) shall relate to all Securities acquired by AGHI pursuant to the Loan Agreement.

                      (e) AGHI agrees not to, directly or indirectly, loan any Common Stock or any derivative security related thereto to any party for the purpose of facilitating any short sale or similar transaction involving the Common Stock, provided that this covenant shall in no way prevent AGHI from any investment entered into for the purpose of hedging or reducing the risk of AGHI's investments.

                      (f) Except as provided in this Section 7(f) or as waived by the Company, during the period commencing on the date hereof through January 7, 2003 (the "Lock-up Period") AGHI shall not, directly or indirectly, offer, sell, transfer, assign (except to an entity controlled by, controlling or under common control with AGHI and except to trusts principally for the benefit of members of the family of any person who is a member of AGHI), contract to sell or otherwise dispose of (any such action, to "Dispose") any Securities acquired pursuant to the Loan Agreement. Notwithstanding any other provision of this Agreement, AGHI shall have the unilateral right to Dispose of any of the Securities if any of the following events involving the Company shall have been announced as pending or planned, or shall have occurred (each a "Terminating Event"):

                                     (1) A Change in Control Transaction (as
               defined below);

                                     (2) The Company shall (1) become insolvent;
               (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business;

                                     (3) Bankruptcy, reorganization, insolvency
               or liquidation proceedings or other proceedings, or relief under any bankruptcy law or any law for the relief of debt shall be instituted by the Company, or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit to any material allegations of, or default in answering a petition filed in any such proceedings, or any such proceedings shall be commenced against the Company and shall not be terminated or stayed within 90 days of such commencement; or

                                     (4) An "Event of Default," as that term is
               used in the Loan Agreement, shall have occurred and be continuing.

                      As used in this Agreement, a "Change of Control Transaction" shall mean, (a) the sale, conveyance or disposition of all or substantially all of the assets of the Company (or the approval of any such sale, conveyance or disposition by the shareholders of the Company), (b) a consolidation or merger of the Company (or the approval of such consolidation or merger of the Company by the shareholders of the Company) with or into any other "Person" (whether or not the Company is the surviving Person, but other than a merger or consolidation whereby the stockholders of the Company immediately preceding the merger or consolidation continue to own, in such merger or consolidation, greater than 50% of the voting power of the capital stock of the surviving Person that is normally entitled to vote in the election of directors, managers or trustees, as applicable) or (c) the individuals who, as of the date hereof, constitute the Company's board of directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Company's board of directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests by or on behalf of a Person other than the Company's board of directors.

                      AGHI understands that, until the earlier of (a) the expiration of the Lock-up Period or (b) a Terminating Event occurs, the certificates for the Common Shares and the Warrants will bear a restrictive legend (the "Stock Legend") in the following form:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS OF THE LOCK-UP PROVISION SET FORTH IN A REGISTRATION RIGHTS BETWEEN HOLIDAY RV SUPERSTORES, INC. (THE "COMPANY") AND AGHI FINANCE CO., LLC. A TRUE AND CORRECT COPY OF THE REGISTRATION RIGHTS AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST.

        8. MISCELLANEOUS.

               (a) AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders holding at least 60% of the Registrable Securities that are subject to this Agreement; provided, that, if any amendment is not unanimously approved by all Holders of shares of Registrable Securities that are subject to this Agreement, any changes set forth in such amendment must apply in the same manner to all such Holders. Each Holder of any Registrable Securities that are subject to this Agreement shall be bound by any consent authorized by this Section 8(a), whether or not such Registrable Securities shall have been marked to indicate such consent.

               (b) SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities that are subject to this Agreement, subject to the provisions contained herein.

               (c) NOTICES. All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next business day delivery) or telecopied, addressed as set forth on the signature pages hereof, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section. Any such notice or communication shall be deemed to have been duly given on the seventh day after being so mailed, the next business day after delivery by overnight courier, when received when transmitted by telecopy with confirmation of successful transmission or upon receipt when delivered personally.

               (d) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

               (e) SEVERABILITY. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

               (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

               (g) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein. The parties to this Agreement hereby agree to submit to the non-exclusive jurisdiction of the courts of the State of Delaware in any action or proceeding arising out of or relating to this Agreement.

               (h) INJUNCTIVE RELIEF. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

               (i) SIGNATURES. Facsimile signatures shall be valid and binding on each party submitting the same.

               (j) ENTIRE AGREEMENT; AMENDMENT. This Agreement, together with the Loan Agreement, the Warrant and the agreements and documents contemplated hereby and thereby, contains the entire understanding and agreement of the parties.

               (k) JURY TRIAL. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY. EACH PARTY HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE REGISTRABLE SECURITIES OR ANY OTHER AGREEMENTS RELATING TO THE REGISTRABLE SECURITIES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE REGISTRABLE SECURITIES OR ANY OF THE DOCUMENTS OR AGREEMENTS RELATING TO THE REGISTRABLE SECURITIES.

               (l) NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement.

               (m) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration, including, but not limited to, effecting a stock split or combination of shares.

               (n) FINAL AGREEMENT. This Agreement, together with the Loan Agreement and all other agreements entered into by the parties hereto pursuant to the Loan Agreement, constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

                            [Signature Page Follows]

        IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

HOLIDAY RV SUPERSTORES, INC.
A DELAWARE CORPORATION


By: /s/ Marcus A. Lemonis
    ________________________________
        Marcus A. Lemonis
        Chief Executive Officer

------------------------------------------------- -----------------------------------------------
Address for Notices:                              With a copy of any notice to:
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
Holiday RV Superstores, Inc.                      Sheppard, Mullin, Richter & Hampton, LLP
200 E. Broward Street, Suite 920                  800 Anacapa Street
Ft. Lauderdale, Florida  33301                    Santa Barbara, California 93101-2212
Attn:  Marcus A. Lemonis                          Attn:  Theodore R. Maloney, Esq.
Phone: (954) 522-9903                             Phone: (805) 568-1151
Fax: (954) 523-9006                               Fax: (805) 568-1955
------------------------------------------------- -----------------------------------------------



AGHI FINANCE CO, LLC
a Delaware limited liability company


By: /s/ Paul E. Schedler
    __________________________________
        Paul E. Schedler, Vice President


------------------------------------------------- -----------------------------------------------
Address for Notices:                              With a copy of any notice to:
------------------------------------------------- -----------------------------------------------
------------------------------------------------- -----------------------------------------------
2575 Vista del Mar Drive                          Kaplan, Strangis and Kaplan, P.A.
Ventura, CA 93001                                 5500 Wells Fargo Center
Attn: Stephen Adams                               90 South Seventh Street
Phone: (805) 667-4000                             Minneapolis, Minnesota 55402
Fax: (805) 667-4151                               Attn: Andris A. Baltins, Esq.
                                                  Phone: (612) 375-1138
                                                  Fax: (612) 375-1143
------------------------------------------------- -----------------------------------------------